UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2006

                        US ENERGY INITIATIVES CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


          Georgia                          333-33134            58-2267238
--------------------------------------------------------------------------------
(State  or  other  jurisdiction   (Commission  File Number)    (IRS Employer
     of incorporation)                                       Identification No.)

          2701 North Rocky Point Drive, Suite 325, Tampa, Florida 33607
          -------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (813) 287-5787

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 1, 2006, our Board of Directors appointed Michele Hamilton as our Chief Financial Officer. There are no understandings or arrangements between Ms. Hamilton and any other person pursuant to which Ms. Hamilton was selected as Chief Financial Officer. Ms. Hamilton does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Ms. Hamilton has served as our comptroller since 1994. Ms. Hamilton has 15 years diverse accounting and business management experience. Previously, Ms. Hamilton was engaged in financial management for financially distressed companies with a focus on forensic audits. In 1998, Ms. Hamilton served as the Senior Finance Manager for Numed Home Health Care. Remaining within the same management group, during June 2004 Ms. Hamilton assumed additional responsibilities auditing financially distressed healthcare organizations and consulting with senior management for turnaround of such organizations. Ms. Hamilton attended college in Long Island and currently attends the University of South Florida.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           HYBRID FUEL SYSTEMS, INC.

Date:  June  20,  2006                       /s/  Mark  Clancy
                                             -----------------------------------
                                             Mark  Clancy
                                             Chief  Executive  Officer